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TPF AR'99.word                  2/23/2000                         Page 21 of 21

                         THE PARNASSUS Fund
                   Annual Report December 31, 1999

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                                                               February 7, 2000

Dear Shareholder:

     As of December 31, 1999, the net asset value per share (NAV) of The Parnassus Fund was $50.67 so after taking into account the dividend, the overall return for 1999 was 47.74%. This compares to a return of 21.04% for the S&P 500, 23.82% for the Wilshire 5000 and 9.68% for the average mid-cap value fund followed by Lipper. We placed fourth out of the 199 mid-cap value funds followed by Lipper *. It was a terrific year for the Fund as our return was double that of the two indices and almost five times the return of the average mid-cap value fund. In fact, the Fund's return was the second highest in our 15-year history, behind only the 52.56% we earned in 1991.

     Below are a table and a graph comparing The Parnassus Fund with the Lipper Mid-Cap Value Average, the Wilshire 5000 and the S&P 500 over the past one, three, five and ten-year periods. The graph and the total return column of the performance table as well as the "Value of $10,000" table assume that the maximum sales charge of 3.5% was deducted from the initial investment of The Parnassus Fund. The overall return column in the table shows investment performance only and does not deduct the sales charge. The performance figures for the average mid-cap value fund also do not deduct any sales charges that may apply.

Periods Ending              Average Annual      Average Annual       Lipper Mid-Cap      Wilshire 5000      S&P 500
December 31, 1999            Total Return       Overall Return       Value Average            Index           Index
-------------------------------------------------------------------------------------------------------------------
One Year                        42.57%              47.74%                9.68%              23.82%          21.04%
Three Years                     23.31%              24.78%               12.90%              26.13%          27.52%
Five Years                      16.07%              16.90%               16.55%              27.11%          28.46%
Ten Years                       16.37%              16.78%               12.71%              17.61%          18.14%

     Past performance is no guarantee of future returns. Principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. The Wilshire 5000 and the S&P 500 are unmanaged indices of common stocks and it is not possible to invest directly in an index.


Value on December 31, 1999 of $10,000 invested on December 31, 1989
The Parnassus Fund                                                       $45,536
S&P 500 Index                                                            $52,976
Wilshire 5000 Index                                                      $50,640
Lipper Mid-Cap Value Fund Average                                        $33,085

* For the three years ended December 31, 1999, The Parnassus Fund placed 11th out of 118 mid-cap value funds, for the five years, it placed 29th out of 75 funds and for the ten years, it placed 7th out of 34 funds.

RESULTS FOR THE YEAR

     The main reason for the Fund's banner year was the high percentage of technology stocks in the portfolio. Although the S&P was up over 20% for the year, most stocks did not gain that much. Rather, technology stocks had strong gains while the rest of the market had small gains or even losses. Fortunately, we were in the right place at the right time.

     The other thing that helped us was the new investment technique that we discussed in the last quarterly report: changing our "sell" strategy. To illustrate the importance of the new "sell" strategy, I'd like to review some of Parnassus' history. For the four years from 1991 through 1994, Parnassus had one of the best records of all stock mutual funds and performed much better than the S&P 500. In 1995, our performance fell off substantially. We sold off our winners (they were mostly technology then, too) because we felt they were fully valued and replaced them with stocks that were way undervalued. Unfortunately for us, the winners we sold just kept heading higher while the deeply undervalued companies stayed undervalued for a couple of years. We underperformed the market in 1995 and 1996 before making a strong comeback in 1997.

     Some observers describe what happened to us as a "value trap." It means that undervalued companies may stay undervalued for long periods of time until something happens to change their business prospects. After that experience, we tried to correct for the "value trap" by looking for a catalyst that would change the fortunes of an undervalued company. Although this made a lot of sense, it didn't work as well as we hoped since it sometimes took much longer for the catalyst to develop than we had expected. Because of the difficulty in identifying a catalyst, determining its importance and predicting the timing, the technique was only partially effective. We needed something else.

     It now appears to me that the "something else" is a different "sell" discipline. What seems to be working for us is holding onto our winners longer even if they appear to be fully-valued. As business prospects improve for a company, the intrinsic value may increase quite a bit and what appears to be a fully-valued stock may, in fact, be somewhat undervalued. For 1999, increasing the holding period for our winners has greatly improved our performance. It also has the added advantage of deferring taxes and holding down trading costs.

     Even with this technique, though, every year won't be a great year. We'll still have our ups and downs, but early results show that the new "sell" discipline should improve our investment returns.

WINNERS AND LOSERS

     Although we were up over 47% for the year, we actually had five companies in the portfolio that declined more than 40% each. Only one was a technology stock, Western Digital, and that one declined 78% from the first of the year until the time we sold it. Overcapacity in the disk drive industry put pressure on prices and Western Digital lost money the whole year. Because we think that weak pricing in the disk drive industry will last at least another year, we sold the stock at $3.31 a share. It was difficult to sell at such a low price, but the company's finances had deteriorated so much that it no longer qualified for the Parnassus portfolio.

     ADAC Laboratories dropped 63% from the first of the year to the time we sold it at $7.33 a share. Although this maker of medical diagnostic equipment has excellent products, hospitals and clinics did not have the funding to buy a large amount of its equipment and we did not see the situation changing for at least a year.

     Just For Feet, an athletic shoe retailer, dropped 58% to $4.43 at the time we sold the stock. The company expanded too quickly which put a strain on finances. Compounding the problem was ordering too much inventory and ordering the wrong kind of inventory so they had lots of shoes left on the shelves. Weakness in the athletic shoe market completed the dismal picture so we took our losses and sold the stock.

     Mattel, the large toy maker, dropped 49% from the first of the year until the time we sold it at $12.59 a share. It bought The Learning Company and earnings problems developed in its new subsidiary after the merger.

     Mattel is a good example of another thing I've had to learn and relearn over the years: most mergers just do not work out. Problems always develop. Although I've known this for 20 years, I sometimes think that "this merger is different" and almost every time, I lose money. From now on, my new rule is never to invest in a company right after a merger and if a portfolio company has a major merger, sell the stock right away. Most merger-related problems come out within a year after the transaction, so it's important to wait at least a year after a large merger before considering a stock for investment.

     Henry Schein, a supplier of dental products, dropped 47% from the time we bought the stock in 1999 to the end of the year when the price hit $13.31. Like Mattel, Schein went through a merger and the reorganization of the sales force caused sales to plummet. Again, I broke my own rule about not investing in a company after a merger and now all of us are paying for it. You'll notice, though, that Schein is the only one of the five worst performing companies that we're still holding in the portfolio; the rest have been sold. I still think there's hope for Schein since it's a well-managed company and has a strong position in the dental supply market. The same reasons I disregarded my own anti-merger advice are the same reasons we're holding onto the company. Had we waited a year after the merger to invest in the stock, we would have done quite well on the investment. Right now, prospects are good for the company and I think the investment will work out in the long run.

     The fact that we sold all of the five worst performing stocks in the portfolio except Schein is an illustration of another change we've made in our investment policy. We're quicker to cut our losses. There's an old stock market saying that an investor should cut the losses and let the winners run. To many contrarians (including myself in previous years), this made no sense. A stock that was a real winner should probably be sold since it was more than likely moving into overvalued territory while a loser should be held because it had dropped into undervalued territory. The trouble with this philosophy that I held for so long was that the losers stayed undervalued for long periods of time and sometimes, they never recovered. Conversely, the stocks that did well kept doing well for long periods of time. Although we still buy stocks that we consider undervalued, our "sell" strategy has changed so that we hang onto our winners longer and we're quicker to sell the losers. I've now discovered that there was a lot of truth in that old cliche I once disparaged: "Sell your losers and let your winners run." The immediate business prospects of a company are more important to us now. We won't sell a company as long as its fundamentals are strong and we won't hold a company if its fundamentals over the next year look weak.

     A good example of our new strategy is our experience with Lam Research, a semiconductor equipment company located in Silicon Valley. We bought Lam in early 1998 for $22.52 a share and by the beginning of 1999, the price had dropped to $17.81. At the time of purchase, we estimated that the intrinsic value of the company was around $55 a share. Because of the strong resurgence in the semiconductor market in early 1999, the stock went to $55 a share in a matter of months. We were then faced with a decision on whether to sell the stock or hold on.

     Because of the strong semiconductor market and Lam's excellent equipment, we figured that the intrinsic value of the company had gone up and we calculated it was worth about $70 a share. Before long, the stock climbed to $70 and we were again faced with a "hold or sell" decision. This decision was harder than the first one since we figured that Lam's value hadn't gone up since the last calculation and the intrinsic value was still around $70 a share. Although the company appeared to be fully valued, the fundamentals were still strong: good management, good cost control, excellent products and strong demand for semiconductor capital equipment. We decided to hang on and much to our surprise, Lam hit $111 by the end of the year. As this report is being written in January of 2000, we're still trying to decide whether to sell the stock now that it's over $100 a share.

     Naturally, all our stocks won't follow this pattern and there's also the risk that a stock could fall back down again after hitting our target price. Nevertheless, the new strategy seems to be working well in the current market.

     For the year, ten of our companies gained more than 80% and nine of the ten were technology issues. As I indicated, Lam Research was the best-performing company in the portfolio with a gain of an incredible 526%.

     The second best-performing company was LSI Logic which gained 319%, closing out the year at $67.50. LSI makes custom chips for a variety of uses including DVD video players, the Sony PlayStation, computer networking and internet communication.

     Helix, a manufacturer of cryogenic pumps for creating vacuums to use in semiconductor production, climbed 245% to end the year at $44.81. Strong demand for semiconductor equipment and a new system to monitor the performance of vacuum pumps contributed to the strong gains.

     Adaptec makes chips for use in connecting hard disk drives and other peripheral equipment to the central processing unit of computers. Strong demand for its products moved the stock up 184% as it went to $49.88 by the end of the year.

     Symantec produces anti-virus and other software and the company saw its shares increase in value by 170%. Agreements with IBM and other large companies and strong demand for computer security propelled the shares to $58.63 by year-end.

     Xylan, a maker of switches for communications equipment, saw its stock rise 111% to $37 per share as the company was bought out by Alcatel, the French telecommunications giant. Adobe Systems makes graphic design and other software and the company's shares increased 110% from the first of the year until the time we sold it for $98 a share. Adobe is an example of a stock we sold too soon as its shares continued climbing above $120 each on a pre-split basis.

     FEI climbed 103% during the year as its stock went to $15.50 a share. The Oregon-based company makes focused ion beams for process monitoring in semiconductor production. As semiconductor companies shrink the size of their integrated circuits, they need more sophisticated equipment such as the kind that FEI supplies.

     Cognex is a Massachusetts-based provider of software that enables computers to "see." Strong earnings from higher orders for its vision equipment caused the stock price to increase 95% to $39 a share.

     The only one of the top ten winners for the year that was not a technology company was Wellman, the nation's largest recycler of plastic. Wellman's stock went to $18.63 a share for a gain of 83%. Strong demand for its plastic bottle resin caused the share price to increase.

OUTLOOK AND STRATEGY

     In our view, the three biggest dangers to stocks in 2000 are (1) a hike in interest rates (2) a downturn in technology shares and (3) a crash of internet stocks. In the past, most stock market rallies have been killed off by a rise in interest rates. What's unique about the current strong economy is the absence of inflation and relatively stable interest rates. There's no sign of strong inflation, but Chairman Alan Greenspan keeps talking about the strong economy needing some restraint. This may mean higher interest rates and if rates climb much higher, the party could be over.

     By most measures, technology stocks are overvalued taken as a whole. Strong fundamentals, though, are pushing technology stocks higher and higher. If those fundamentals change in 2000, the stock market will lose its leadership and shares may languish. On the other hand, most non-technology stocks are undervalued in varying degrees. They could go higher and provide new leadership.

     Finally, there is the curious case of the internet stocks. In my view, virtually all of them are over-valued. There's just no way that internet stocks can earn enough money in the future to support present valuations. A crash is definitely coming, but no one knows when. It could be this year, next year or even a couple of years away. The problem is that a crash of internet stocks will probably bring down other stocks with them -- especially technology issues. What would precipitate such a crash? Possibilities include slower growth in sales of the internet retailers or a change in the climate of opinion so that investors realize that internet valuations are preposterous. There's no way that companies with little or no earnings can have intrinsic values in the billions of dollars.

     Despite these risks, we plan to stay invested in stocks. We hope to provide good returns to our shareholders in 2000. Technology stocks led the way for us in 1999. After their tremendous run-up this year, the technology stocks in our portfolio are, on the whole, fully-valued and in some case overvalued. The fundamentals for the sector, though, are very strong (sales, earnings, growth, etc.) and the stocks could go higher. Our strategy now is to sell half our holdings in technology and hold onto the other half until the fundamentals are no longer strong. Some technology shares such as Intel and Compaq are still undervalued and we plan to hold our entire position in issues like these.

     There are a number of sectors where stocks are still undervalued. Health care in general and pharmaceuticals in particular are areas where values abound. Financial stocks are also trading at bargain levels. We plan to look for quality companies in these sectors for possible investment by the Fund.

COMPANY NOTES

     Advanced Micro Devices (AMD), the world's second largest manufacturer of microprocessors for personal computers, was named "Corporation of the Year" by the Greater Austin Chapter of the National Society of Fund-Raising Executives. AMD was honored for its support of a wide variety of community-based organizations including those fulfilling basic needs and providing education, health and human services. More than 500 AMD employees in the Austin area are currently involved with dozens of non-profit organizations such as the Special Olympics, Goodwill Industries, the Salvation Army, Capital Area Food Bank, the March of Dimes and Keep Austin Beautiful. The company makes grants to organizations where AMD employees volunteer time.

     Compaq Computers is sponsoring a "Reading is Cool" program aimed at public elementary schools in Santa Clara and Alameda Counties (in the San Francisco Bay
Area). Among other things, Compaq executives, San Jose Mercury News executives and reporters and hockey players from the San Jose Sharks will read to children in 20 schools and encourage students to sign up for reading programs.

     In November, Target Stores, a subsidiary of Dayton-Hudson, presented checks totaling $7 million to K-12 schools. Target School Fundraising allows families, teachers and members of the community to designate their school of choice to receive an amount equal to one percent of their purchases at Target.

     Kroger Stores and the IRS have formed a partnership to provide customers at 24 Kroger stores in Georgia with free tax assistance. Additionally, all Kroger stores in Georgia and selected stores in Alabama and South Carolina will provide tax forms as a free service.

PERSONNEL MATTERS

     As you know, we have begun featuring one of our permanent staff members in each of our quarterly reports. Last time, we talked about Susan Loughridge, Vice President and Manager of Shareholder Services. For this report, we'll feature one of the staff who works in her department.

     Keith Bang was born in Saigon, Vietnam and is of Chinese descent. He came to the United States in 1980 when he was seven years old. His first language was Chinese (Cantonese) and he studied Vietnamese in school, but he no longer remembers much of what he learned in Vietnam. He spent one year in Seattle before coming to San Francisco in 1981 where he attended Treasure Island Elementary School. With only a rudimentary knowledge of English, he studied academic subjects in school and also took courses in English as a second language. Later, he studied at Presidio Middle School and graduated from George Washington High School in San Francisco. He also graduated from San Francisco State University with a bachelor's degree in economics.

     Keith does a great job for us in shareholder services at The Parnassus Fund. Besides working in shareholder services, Keith is filling in for another employee in the accounting department while she is off on maternity leave. One of the skills that I find most impressive and which shareholders will find most interesting is that Keith is the top proofreader for these quarterly reports. He's saved me from a lot of mistakes. Considering that English is not his first language, his facility in the language is extremely impressive. One thing I can say is that Keith does a much better job proofreading in English than I could ever do proofreading in Chinese. We're all proud of having someone like Keith working with us at Parnassus Investments. He's a very versatile person -- talented and a good worker. In his free time, Keith works out at the gym to keep in shape and also socializes with his friends. He lives in Oakland, right across the Bay Bridge from San Francisco.

     Our intern for the spring semester is Geddes Golay, a junior at Dartmouth College majoring in economics and sociology. At Dartmouth, he tutored students in economics, judged high school debates and taught inmates at the Woodstock Correctional Facility. His previous experience includes working at Yosemite National Park and serving meals and snacks at Rosey's Cafe in Hanover, New Hampshire. Geddes was also a National Merit Scholarship Finalist.

SHAREHOLDER PROFILES

     Besides profiling staff members and interns, I also intend to profile shareholders from time to time. I'm proud of our shareholders and their commitment to social justice and the environment are impressive. For this annual report, I'm going to talk about two of our shareholders who are environmental activists.

     Michael Lozeau began working as an attorney for the Sierra Club Legal Defense Fund in 1989 and while there he started doing volunteer legal work for San Francisco Baykeeper with an emphasis on helping interpret the Clean Water Act. In 1991, Mike moved into private practice in environmental law, but continued his volunteer work with Baykeeper, then a new organization with the goal of stopping pollution in San Francisco Bay. One of the victories that Mike and Baykeeper participated in was catching Donco Industries doing illegal dredging (at night, naturally) near Hunter's Point Naval Shipyard on San Francisco Bay. The illegal dredging (that stirred up toxics) was stopped and the two owners of the company did some time in jail .

     In 1995, Mike became a part-time staff member of Baykeeper and in 1996, he became executive director of the organization. Among Baykeeper's accomplishments was a case that stopped Union Oil from dumping selenium into the Bay from its refinery in Rodeo. A lawsuit stopped the dumping and resulted in an almost $4 million fine to Union Oil which was donated to the San Francisco Foundation for grant-making to environmental organizations.

     One thing I admire about Mike and Baykeeper is that they don't use confrontation and lawsuits unless absolutely necessary. Rather, they try to negotiate with development entities and point out the opportunity to improve the environment. For example, in 1997, they negotiated with the Catellus Corporation, developer of the huge, new Mission Bay Development in San Francisco, to install separate storm and sewer drainage systems so that sewage would not overflow into the Bay during the rainy season. They also negotiated with the San Francisco Giants who are building a new stadium. At the new ballpark, the team will provide for treatment of storm water before it goes into the Bay.

     Mike is now on the board of Baykeeper and he also does volunteer legal work with them, but he stepped down as executive director late last year to take a position with Earthlaw, a non-profit environmental law firm, teaching and practicing environmental law at Stanford Law School.

     Shimon (Bert) Schwarzschild, a longtime shareholder, has been an environmental activist for almost 30 years. I first heard of him in the early 1970's when he ran for the board of the California State Automobile Association on a platform urging cleaner air and better public transit. I also remember him when he worked in the late 70's and early 80's as executive director of the Golden Gate Council of American Youth Hostels where he supervised the opening of four new hostels including a beautiful one overlooking the Bay in San Francisco's Ft. Mason. For almost 30 years, he has also written environmental articles for publications like Audubon, Sierra magazine, the San Francisco Chronicle and the San Francisco Examiner. He also served for 14 years as a member of the Commission on Education and Communication of the World Conservation Union. Shimon has also been active in forest preservation, working on the award-winning documentaries, "The Forest through the Trees --The Battle for California's Redwoods" and "Eldorado" as well as founding and serving as past President of the Native Yew Conservation Council where he worked to promote sustainable yew harvesting and propagation. When he's not volunteering his time as an environmental activist, he works as an editor with the U.S. Forest Service.

     Since 1983, Shimon has been working to preserve Mt. Subasio in Assisi, Italy, birthplace of St. Francis, the patron saint of nature and ecology. He helped to establish the Assisi Nature Council that resulted in a moratorium on hunting songbirds in Assisi, establishment of an environmental education and ethics center there and government approval for a nature preserve on the slopes of Mt. Subasio. Based on his experience in Italy, Shimon founded the Assisi Nature Council/USA now called Action for Nature (AFN) which helps to "foster respect and affection for nature through personal action."

     One project of AFN that particularly intrigued me was the publication of a book called Acting for Nature that describes the environmental protection efforts initiated by each of 15 young individuals in 11 countries who saw environmental problems in their communities and took personal action to solve them. The book has been praised by primate scientist Jane Goodall, American conservationist David Brower and UK environmentalist Dr. Ralph Bellamy. I'm enclosing a flyer about the book along with an order form in case any of you would like to read the book or give it to a young person who you would like to inspire.

                                                               Yours truly,



                                                               Jerome L. Dodson

                                                               President



THE PARNASSUS FUND

STOCKS SOLD JANUARY 1, 1999 THROUGH DECEMBER 31, 1999 (UNAUDITED)

                                           Realized      No. of                        Per            Sale      Per
Company                                 Gain (Loss)      Shares             Cost     Share        Proceeds    Share
-------------------------------------------------------------------------------------------------------------------
ADAC Laboratories                     $ (5,215,538)     435,000       $8,402,438   $19.32     $  3,186,900 $   7.33
Adaptec, Inc.                             2,128,058     200,000        4,465,005    22.33        6,593,063    32.97
Adobe Systems, Inc.                       8,347,249     150,000        5,993,963    39.96       14,341,212    95.61
Advanced Micro Devices, Inc.            (1,360,311)     300,000        7,072,750    23.58        5,712,439    19.04
Apex, Inc.                                  123,735      30,000          350,000    11.67          473,735    15.79
Applied Materials, Inc.                   8,973,713     275,000        8,075,406    29.37       17,049,119    62.00
BankBoston Corporation                    1,656,030     150,000        5,322,237    35.48        6,978,267    46.52
Becton Dickinson & Co.                    (218,562)     270,000        7,382,625    27.34        7,164,063    26.53
Borders Group, Inc.                       (763,930)     250,000        4,053,970    16.22        3,290,040    13.16
Building Materials Holding Corp.        (1,411,585)     580,000        7,503,522    12.94        6,091,937    10.50
Cognex Corporation                          214,755      25,000          576,000    23.04          790,755    31.63
Consolidated Stores Corp.                    65,414      10,000          258,975    25.90          324,389    32.44
Dayton Hudson                               984,984      50,000        1,733,800    34.68        2,718,784    54.38
DENTSPLY International, Inc.               (48,730)      14,500          383,094    26.42          334,364    23.06
Department 56, Inc.                       (833,921)     150,000        4,004,314    26.70        3,170,393    21.14
Electro Scientific Industries, Inc.       6,434,507     225,000        4,535,000    20.16       10,969,507    48.75
Electronics for Imaging, Inc.             5,444,393     275,000        5,544,437    20.16       10,988,830    39.96
Ethan Allen Interiors, Inc.                 316,334      25,000          910,000    36.40        1,226,334    49.05
FEI Company                               (335,079)     280,000        2,675,000     9.55        2,339,921     8.36
The Gymboree Corporation                (1,267,912)     150,000        2,489,503    16.60        1,221,591     8.14
Helix Technology Corporation              5,716,956     375,000        7,257,395    19.35       12,974,351    34.60
Henry Schein, Inc.                        (261,577)      30,000          705,625    23.52          444,048    14.80
Herman Miller, Inc.                         540,293     140,000        3,019,062    21.56        3,559,355    25.42
Hewlett-Packard Company                   7,785,056     170,000        8,162,325    48.01       15,947,381    93.81
Invacare Corporation                         18,899      10,000          220,000    22.00          238,899    23.89
Just For Feet, Inc.                     (2,968,189)     565,000        6,699,249    11.86        3,731,060     6.60
LSI Logic Corporation                     2,491,523     120,000        2,665,513    22.21        5,157,036    42.98
Lam Research Corporation                  5,670,033     100,000        2,695,625    26.96        8,365,658    83.66
Lands' End, Inc.                          2,238,076     175,000        3,081,982    17.61        5,320,058    30.40
Liz Claiborne, Inc.                         871,951     389,800       13,469,651    34.56       14,341,602    36.79
Mattel, Inc.                            (6,132,733)     500,000       12,427,322    24.85        6,294,589    12.59
McKesson HBOC, Inc.                        (50,686)      10,000          371,850    37.19          321,164    32.12
Micrion Corporation                         101,406     160,000          858,594     5.37          960,000     6.00
Morgan Products, Ltd.                   (2,375,227)   1,000,000        6,131,156     6.13        3,755,929     3.76
Oxford Health Plans, Inc.                   629,511     230,000        3,756,500    16.33        4,386,011    19.07
Petco Animal Supplies, Inc.             (2,640,770)     400,000        5,973,565    14.93        3,332,795     8.33
Read-Rite Corporation                   (1,657,772)     400,000        5,292,030    13.23        3,634,258     9.09
Reebok International Ltd.                 1,473,373     590,000        8,050,182    13.64        9,523,555    16.14
St. John Knits, Inc.                    (2,808,724)     385,500       14,373,724    37.29       11,565,000    30.00
Sequent Computer Systems, Inc.          (4,392,801)     425,000       10,003,428    23.54        5,610,627    13.20
Snap-on, Inc.                             (308,749)     160,000        5,145,087    32.16        4,836,338    30.23
Stride Rite Corporation                   (682,075)     260,000        2,293,595     8.82        1,611,520     6.20
Symantec Corp.                            (258,428)      75,000        1,814,626    24.20        1,556,198    20.75
3Com Corporation                              1,234      20,000          468,750    23.44          469,984    23.50
Western Digital Corporation            (15,726,990)   1,200,000       19,703,900    16.42        3,976,910     3.31
Xylan Corporation                        10,072,227     430,000        5,328,251    12.39       15,400,478    35.82
Total                                   $20,579,421                 $231,701,026              $252,280,447



THE PARNASSUS FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF DECEMBER 31, 1999
                                                    Percent of

       Shares     Common Stocks                     Net Assets      Market Value
--------------------------------------------------------------------------------
                  AIR TRANSPORT

     200,000      Delta Air Lines, Inc.                   2.8%   $     9,962,500

                  COMPUTER PERIPHERALS
     200,000      Adaptec, Inc.1, 2                                    9,975,000
     200,000      Apex Inc.1                                           6,450,000
     525,000      Quantum Corp. -
                  DLT & Storage Systems 1                              7,940,625
     262,500      Quantum Corp. -
                  Hard Disk Drive1, 2                                  1,821,094
                  Total                                   7.2%        26,186,719

                  COMPUTER SOFTWARE
     190,000      Autodesk, Inc.2                                      6,412,500
     600,000      Mentor Graphics
                  Corporation 1                                        7,912,500
     250,000      Symantec Corp.1                                     14,656,250
                  Total                                   8.0%        28,981,250

                  COMPUTERS

     500,000      Compaq Computer Corp.                               13,593,750
      30,000      Hewlett-Packard Company                              3,423,750
                  Total                                   4.7%        17,017,500

                  FINANCIAL SERVICES
      70,000      Federal Home Loan

                  Mortgage Corp.                          0.9%         3,294,375

                  HEALTH CARE

     550,000      Oxford Health Plans, Inc.1              1.9%         6,978,125
                  INDUSTRIAL

     100,000      Baldor Electric Company                              1,812,500
     360,000      Wellman, Inc.2                                       6,705,000
                  Total                                   2.3%         8,517,500

                  INDUSTRIAL
                  AUTOMATION

     675,000      Cognex Corporation1                     7.2%        26,325,000

                  MEDICAL PRODUCTS
     210,000      Boston Scientific Corporation1                       4,593,750
     400,000      Henry Schein, Inc.1, 2                               5,325,000
     300,000      DENTSPLY International, Inc.2                        7,087,500
                  Total                                   4.7%        17,006,250





                                                    Percent of

       Shares     Common Stocks                     Net Assets      Market Value
--------------------------------------------------------------------------------
                  MICROELECTRONIC

                  PROCESSING EQUIPMENT
     125,000      Credence Systems Corp.1, 2                     $    10,812,500
     375,000      Electro Scientific Industries1, 2                   27,375,000
     355,000      FEI Company1                                         5,502,500
     225,000      Helix Technology Corporation                        10,082,813
     300,000      Lam Research Corporation1, 2                        33,468,750
                  Total                                  24.0%        87,241,563

                  PHARMACEUTICALS

      10,000      Merck & Co. Inc.                                       670,625
     500,000      Steris Corporation1                                  5,125,000
     150,000      Watson Pharmaceuticals, Inc.1, 2                     5,371,875
                  Total                                   3.1%        11,167,500

                  RETAIL

     150,000      Borders Group, Inc.1                                 2,437,500
     300,000      Consolidated Stores Corp.1                           4,875,000
     125,000      Dayton Hudson Corporation                            9,179,687
     200,000      The Gap, Inc.                                        9,200,000
     100,000      The Kroger Co.1                                      1,887,500
     600,000      Whole Foods Market, Inc.1, 2                        27,825,000
                  Total                                  15.2%        55,404,687

                  SEMICONDUCTORS

     460,000      Advanced Micro Devices1                             13,311,250
     200,000      LSI Logic Corporation1, 2                           13,500,000
     400,000      Intel Corporation                                   32,925,000
                  Total                                  16.4%        59,736,250

                  Total common stocks

                  (Cost $220,236,282)                    98.4%       357,819,219




THE PARNASSUS FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF DECEMBER 31, 1999
(CONTINUED)

                                                              Percent of

   Short-Term Investments                   Net Assets        Market Value
---------------------------------------------------------------------------------
   Union Bank of California
   Money Market Account

   (variable rate 4.66%)                                      $     5,347,918
   South Shore Bank
   Money Market Account
   (variable rate 4.50%)                                              310,369
   Goldman Sachs
   Government Portfolio
   (variable rate 4.87%)                                               61,161
   Goldman Sachs
   Treasury Obligation Portfolio
   (variable rate 4.84%)                                               27,882
   Albina Community Capital Bank
   Certificate of Deposit 5.00%,
   matures 1/24/00                                                    115,399
   Community Capital Bank
   (variable rate 4.40%)                                              100,000
   Community Bank of The Bay
   Certificate of Deposit 5.07%,
   matures 9/4/00                                                     100,000
   Wainwright Bank & Trust Co.
   Certificate of Deposit 5.10%,
   matures 10/22/00                                                   100,000
   Alternatives Federal Credit Union
   (variable rate 2.750%)                                              27,547
   Self Help Credit Union
   Certificate of Deposit 4.17%,
   matures 1/16/00                                                     31,463

   Repurchase Agreements

   Greenwich Capital Triparty  Repurchase
   Agreement  (Repurchase agreement with
   Greenwich  Capital dated  12/31/99,
   effective yield is 5.200% due 1/3/00,
   Face value is $32,891,474
   with price at 100)3                                             32,891,474

   Lehman Bros.
   Triparty Repurchase Agreement
   (Repurchase agreement
   with Lehman Bro.
   dated 12/31/99, effective
   yield is 4.580% due 1/3/00,
   Face value is $7,678,017
   with price at 100)3                                               7,678,017




THE PARNASSUS FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF DECEMBER 31, 1999
(CONTINUED)

                                                                 Percent of

   Short-Term Investments                  Net Assets            Market Value
--------------------------------------------------------------------------------
   Floating Rate Securities

   Amex Centurion
   (variable rate 5.700%,
   matures 4/19/00)3                                         $     5,000,000
   Bear Stearns Co.
   (variable rate 4.730%,
   matures 1/7/00)3                                               10,000,000
   Household CCMT
   (variable rate 6.523%,
   matures 1/18/00)3                                              10,000,000
   Merrill Lynch & Co.
   (variable rate 4.770%,
   matures 2/28/00)3                                               2,500,000
   Morgan Stanley Dean Witter
   (variable rate 5.250%,
   matures 1/20/00)3                                               3,000,000
   Money Market Funds
   Janus Money Market Fund
   (variable rate 5.635%,
   matures 1/3/00)3                                               10,000,000
   Scudder Institutional
   Money Fund
   (variable rate 5.825%,
   matures 1/3/00)3                                               10,000,000

   Total short-term investments                 26.7%             97,291,230

   Total investments                           125.1%             455,110,449

   Payable upon return of securities loaned    -25.0%            (91,069,491)

   Other assets and liabilities-net           -  0.1%               (224,179)

   Total net assets                            100.0%          $  363,816,779


1  Non-income producing

2 This security or partial position of this security is on loan at December 31, 1999 (Note 1). The total value of securities on loan at December 31, 1999 was $88,439,959.

3 This security purchased with cash collateral held from securities lending.


THE PARNASSUS FUND

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1999

Assets:
Investments in securities, at market value
     (identified cost $220,236,282) (Note 1)                     $  357,819,219

Temporary investments in short term securities
     (at cost which approximates market)                             97,291,230
Receivables:
Dividends and interest                                                  119,929
Capital shares sold                                                      63,551
Other assets                                                             53,931
         Total assets                                               455,347,860

Liabilities:
Payable upon return of securities loaned                             91,069,491
Capital shares redeemed                                                 107,502
Other liabilities                                                       354,088
         Total liabilities                                           91,531,081
Net assets (equivalent to $50.67
     per share based on 7,179,559.203
shares of capital stock outstanding)                             $  363,816,779

Net assets consisting of:
Distributions in excess of net investment income                 $   (3,770,461)
Unrealized appreciation on investments                              137,582,937
Accumulated net realized gain                                         1,921,223
Capital paid-in                                                     228,083,080
         Total net assets                                        $  363,816,779
Computation of net asset value and
     offering price per share:
Net asset value and redemption price
     per share ($363,816,779 divided by
     7,179,559.203 shares)                                   $            50.67
Offering price per share (100/96.5 of $50.67)+               $            52.51

+ On investments of $15,000 or more, the sales charge is reduced as stated in the Prospectus in the section entitled "How to Purchase Shares".

THE PARNASSUS FUND

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 1999

Investment income:
Dividends                                                     $         951,017
Interest 709,798
Other income                                                             58,163
     Total investment income                                          1,718,978

Expenses:
Investment advisory fees (Note 5)                                     2,010,365
Transfer agent fees (Note 5)                                            544,141
Reports to shareholders                                                 157,765
Fund administration (Note 5)                                             70,000
Registration fees and expenses                                           36,131
Custody fees                                                             62,098
Service provider fees (Note 5)                                          185,000
Professional fees                                                        52,666
Trustee fees and expenses                                               101,283
Other expenses                                                           25,856
     Total expenses                                                   3,245,305
         Net investment loss                                         (1,526,327)

Realized and unrealized gain on investments: Realized gain from security transactions:

     Proceeds from sales                                            252,280,447
     Cost of securities sold                                       (231,701,026)
         Net realized gain                                           20,579,421

Unrealized appreciation of investments:
     Beginning of year                                               33,404,587
     End of year                                                    137,582,937
         Unrealized appreciation during the year                    104,178,350

Net realized and unrealized gain on investments                     124,757,771

Net increase in net assets resulting
     from operations                                             $  123,231,444

THE PARNASSUS FUND

STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 1999 AND 1998

                                                  1999                  1998
From operations:
Net investment loss                    $   (1,526,327)       $      (283,661)
Net realized gain (loss)
     from security transactions             20,579,421             (2,044,291)
Net unrealized appreciation
     (depreciation) during

     the year                              104,178,350             (1,213,589)

Increase (decrease) in
     net assets resulting

     from operations                       123,231,444             (3,541,541)

Dividends to shareholders:
     From realized capital gains           (18,110,353)                     0

Decrease in net assets from
     capital share transactions            (44,066,022)           (31,121,888)

Increase (decrease) in

     net assets                             61,055,069            (34,663,429)

Net assets:
Beginning of year                          302,761,710            337,425,139
End of year
     (including distributions in
      excess of net investment
      income of  $3,770,461
      in 1999 and $2,244,134
      in 1998)                             $363,816,779           $302,761,710

THE PARNASSUS FUND

NOTES TO FINANCIAL STATEMENTS

1.   Significant Accounting Policies

     The Parnassus Fund (the Fund) is an open-end, diversified management investment company (mutual fund), registered under the Investment Company Act of 1940 as amended. The following is a summary of significant accounting policies of the Fund.

     Securities Valuations: Investment securities are stated at market value based on recorded closing sales on a national securities exchange or on the NASD's National Market System, or in the absence of a recorded sale, and for over-the-counter securities, at the mean between the last recorded bid and asked prices. Short-term securities are money market instruments and are valued at cost which approximates market value. Federal Income Taxes:
     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated in-vestment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     Security Transactions: In accordance with industry practice, security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of first-in, first-out for both financial statement and federal income tax purposes.

     Investment Income, Expenses and Distributions: Dividend income is recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Distributions to shareholders are recorded on the record date.
     Security Lending: The Fund lends its securities to approved brokers to earn additional income and receives cash and/or securities as collateral to secure the loans. Collateral is maintained at not less than 102% of the value of loaned securities. Although the risk of lending is mitigated by the collateral, the Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them.

     Repurchase Agreements: Securities purchased with cash collateral held from securities lending may include investments in repurchase agreements secured by U.S. government obligations or other securities. Securities pledged as collateral for repurchase agreements are held by the Funds' custodian bank until maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreements, realization and/or retention of the collateral may be subject to legal proceedings. Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.   Distributions

     Net realized gains are distributed in the year in which the gains arise. On December 17, 1999 an income distribution (all short term capital gains) of $8,388,097 ($1.226 per share), and a capital gains distribution of $9,722,256 ($1.421 per share) was paid out to shareholders of record on December 16, 1999.

3.   Capital Stock

     As of December 31, 1999 there were an unlimited number of shares of no par value capital stock authorized and capital paid-in aggregated $228,083,080.

     Transactions in capital stock (shares) were as follows:

                                                                   Year Ended                    Year Ended
                                                            December 31, 1999             December 31, 1998
-----------------------------------------------------------------------------------------------------------
                                                       Shares          Amount       Shares          Amount
     Shares sold                                      310,313 $    12,698,171    1,367,451   $   46,126,426
     Shares issued through dividend reinvestment      344,842      16,107,565           --               --
     Shares repurchased                           (1,830,350)    (72,871,758)  (2,454,103)      (77,248,314)
     Net decrease                                 (1,179,195) $  (44,066,022)  (1,086,652)   $  (31,121,888)


THE PARNASSUS FUND

4.   Purchases of Securities

     Purchases of securities for the year ended December 31, 1999 were $191,978,554. For federal income tax purposes, the aggregate cost of securities and unrealized appreciation at December 31, 1999 are the same as for financial statement purposes. Of the $137,582,937 of net unrealized appreciation at December 31, 1999, $147,907,034 related to appreciation of securities and $10,324,097 related to depreciation of securities.

5.   Transactions with Affiliates and Related Parties

     Under terms of an agreement which provides for furnishing investment management and advice to the Fund, Parnassus Investments received fees computed monthly, based on the Fund's average daily net assets for the month, at an annualized rate of 1% of the first $10,000,000, 0.75% of the next $20,000,000, 0.70% of the next $70,000,000, 0.65% of the next
     $100,000,000, and 0.60% of the balance. Fees paid by the Fund to Parnassus Investments under the agreement totaled $2,010,365 for the year ended December 31, 1999. Under terms of a separate agreement which provides for furnishing transfer agent and fund administration services to the Fund, Parnassus Investments received fees paid by the Fund totaling $614,141 for the year ended December 31, 1999. The transfer agent fee is $2.30 per month per account, and the fund administration fee is $5,833 per month.

     Parnassus Investments may also arrange for third parties to provide certain services, including account maintenance, recordkeeping and other personal services to their clients who invest in the Fund. For these services, the Fund may pay Parnassus Investments an aggregate service fee at a rate not to exceed 0.25% per annum of the Fund's average daily net assets. Parnassus Investments will not keep any of this fee for itself, but will instead use the fee to pay the third party service providers. Service provider fees paid by the Fund totaled $185,000 for the year ended December 31, 1999.

     In its capacity as underwriter and general distributor of the shares of the Fund, Parnassus Investments received commissions on sales of the Fund's shares for the year ended December 31, 1999 totaling $121,437 of which $34,824 was paid to other dealers. Commissions are deducted from the gross proceeds received from the sale of the shares of the Fund and, as such, are not expenses of the Fund.

     Jerome L. Dodson is the President of the Fund and is the President and sole shareholder of Parnassus Investments.

6.   Financial Highlights

     Selected data for each share of capital stock outstanding, total return and ratios/supplemental data for each of the five years in the year ended

     December 31 are as follows:


                                                                   1999       1998      1997        1996     1995
     Net asset value at beginning of year                        $36.24   $ 35.74    $ 34.39    $ 31.77   $  32.82
     Income from investment operations:
     Net investment income(loss)                                 (0.21)     (0.06)     (0.14)     (0.06)       0.15
     Net realized and unrealized gain on securities              17.29       0.56      10.04       3.77        0.07
        Total from investment operations                         17.08       0.50       9.90       3.71        0.22
     Distributions:
     Dividends from net investment income                            .--        .--        .--        .--    (0.16)
     Distributions from net realized gain on securities          (2.65)         .--    (8.55)     (1.09)     (1.11)
         Total distributions                                     (2.65)      0.00      (8.55)     (1.09)     (1.27)
     Net asset value at end of year                             $50.67     $36.24    $ 35.74    $ 34.39    $  31.77
     Total return*                                               47.74%      1.40%     29.70%     11.68%      0.62%
     Ratios/supplemental data:
     Ratio of expenses to average net assets                      1.07%      1.10%      1.11%      1.10%      1.02%
     Ratio of net investment income (loss) to average net assets(0.50%)    (0.09%)    (0.44%)    (0.17%)      0.54%
     Portfolio turnover rate                                     65.70%     99.20%     68.90%     59.60%     29.10%
     Net assets, end of year (000's)                          $363,817    $302,762   $337,425   $268,235   $259,133

   * Total return figures do not adjust for the sales charge.

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of The Parnassus Fund:

     We have audited the accompanying statement of assets and liabilities of The Parnassus Fund (the "Fund"), including the portfolio of investments by industry classification, as of December 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights (Note 6) for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at December 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 1999, the results of its operations, the changes in its net assets and financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

San Francisco, California

January 14, 2000

                               THE PARNASSUS FUND

                         One Market-Steuart Tower #1600

                         San Francisco, California 94105

                                  415-778-0200

                                  800-999-3505

                                www.parnassus.com

                               Investment Adviser

                              Parnassus Investments

                         One Market-Steuart Tower #1600

                         San Francisco, California 94105

                                  Legal Counsel

                            Gardner, Carton & Douglas

                               321 N. Clark Street

                                Chicago, IL 60610

                              Independent Auditors

                              Deloitte & Touche LLP

                                50 Fremont Street

                         San Francisco, California 94105

                                    Custodian

                            Union Bank of California

                               475 Sansome Street

                         San Francisco, California 94111

                                   Distributor

                              Parnassus Investments

                         One Market-Steuart Tower #1600


                         San Francisco, California 94105

                    This report must be preceded or accompanied by
                         a current prospectus or profile.

                                 Rcycled paper.